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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JUNE 4, 2002




                      NETWORK ACCESS SOLUTIONS CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                  000-25945             54-1738938
      (State or other              (Commission          (IRS Employer
      jurisdiction of              File Number)         Identification
      incorporation)                                        Number)


13650 DULLES TECHNOLOGY DRIVE, HERNDON, VIRGINIA                   20171
-------------------------------------------------                  -----
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:             703-793-5000




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        On June 4, 2002, Network Access Solutions Corporation, a Delaware corporation (the "Company"), and one of its subsidiaries filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On June 4, 2002, the Company postponed its annual meeting of shareholders from June 11, 2002 to a date to be determined.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

        Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

         Not applicable.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 6, 2002


                                    NETWORK ACCESS SOLUTIONS CORPORATION





                                  By: /s/ JONATHAN P. AUST
                                      ---------------------------------------
                                          Jonathan P. Aust
                                          Chairman and Chief Executive Officer